Exhibit 99.1

Supermicro Announces Second Quarter Fiscal Year 2021 Financial Results, New Stock Repurchase Authorization, and Chief Financial Officer Transition

SAN JOSE, Calif. -- February 2, 2021 (BUSINESS WIRE) -- Super Micro Computer, Inc. (Nasdaq: SMCI), a global leader in high-performance, high-efficiency server and storage technology and green computing, today announced financial results for its second quarter of fiscal year 2021 ended December 31, 2020.

Second Quarter Fiscal Year 2021 Highlights
•Net sales of $830 million versus $762 million in the first quarter of fiscal year 2021 and $871 million in the same quarter of last year.

•Gross margin of 16.4% versus 17.0% in the first quarter of fiscal year 2021 and 15.9% in the same quarter of last year.

•Net income of $28 million versus $27 million in the first quarter of fiscal year 2021 and $24 million in the same quarter of last year.

•Diluted net income per common share of $0.52 versus $0.49 in the first quarter of fiscal year 2021 and $0.46 in the same quarter of last year.

•Non-GAAP diluted net income per common share of $0.63 versus $0.55 in the first quarter of fiscal year 2021 and $0.57 in the same quarter of last year.

•Cash flow from operations of $63 million and capital expenditures of $14 million.

Non-GAAP gross margin for the second quarter of fiscal year 2021 was 16.4%, which adds back stock-based compensation expenses of $0.4 million. Non-GAAP diluted net income per common share for the second quarter of fiscal year 2021 was $0.63, which adds back stock-based compensation expenses of $6.5 million and special performance bonuses of $2.5 million, net of the related tax effects.

As of December 31, 2020, total cash, cash equivalents and restricted cash was $317 million and total bank debt was $45 million. Supermicro completed its previously announced $50 million share repurchase program on January 6, 2021.

“We were pleased to deliver Q2 revenue at the midpoint of our guidance range driven by strong sequential growth in sales to our international customers in a variety of countries, which demonstrates the breadth and strength of our channel partnerships around the world," said Charles Liang, Chairman and CEO. "Recently strong bookings also give us confidence in our outlook to resume year-over-year growth in Q3. We are excited about our robust pipeline of innovative products and aim to continue to grow through the remainder of fiscal 2021 and drive further growth in fiscal 2022."

Third Quarter Fiscal Year 2021 Guidance
The Company expects net sales of $790 million to $870 million, GAAP net income per diluted share of $0.22 to $0.42 and non-GAAP diluted net income per common share of $0.37 to $0.57 for the third quarter of fiscal year 2021 ending March 31, 2021. The Company’s projections for GAAP and non-GAAP diluted net income per common share both assume a tax rate of approximately 16% and a fully diluted share count of 54.5 million shares. The outlook for Q3 of fiscal year 2021 GAAP diluted net income per common share includes approximately $7.0 million in expected stock-based compensation expense and $2.5 million in special performance bonuses, both net of tax effects, that are excluded from non-GAAP diluted net income per common share.

Chief Financial Officer Transition
On January 29, 2021, Mr. Kevin Bauer, Senior Vice President, Chief Financial Officer, and Corporate Secretary of Supermicro, who serves as the Company’s principal financial officer and principal accounting officer, resigned from his positions with the Company to pursue other interests. Mr. David Weigand, currently Senior Vice President and Chief Compliance Officer, has been appointed as the Senior Vice President, Chief Financial Officer, and Corporate Secretary.

Mr. Bauer will remain at the company for a transition period through February 2021. Kevin Bauer commented, “I have enjoyed working with Charles and the very dedicated Supermicro team and helping the Company through challenging times over the last four years. I am most proud of our work enhancing our company's finance function, providing a stronger foundation for the Company to continue to grow, as well as our focus on improving operations to generate cash, which enabled a return of capital to shareholders."

"I am pleased to announce the appointment of David Weigand as Senior Vice President & Chief Financial Officer," said Supermicro Chairman and CEO Charles Liang. "Kevin has made valuable contributions to Supermicro as a key member of our executive team. His diligent efforts have helped to lay the foundation for Supermicro’s next phase of growth. We wish Kevin well in his future endeavors.”

Mr. Weigand joined the company in May 2018 as Senior Vice President & Chief Compliance Officer. He previously held executive positions at HPE and at Renesas Electronics America, Inc, where he was Chief Financial Officer."

Share Repurchase Authorization
The Company also announced today a new stock repurchase program pursuant to which the Company may repurchase up to $200 million of its common stock. The stock repurchase program is effective until July 31, 2022 or until the maximum amount of common stock is repurchased, whichever occurs first.

"The stock repurchase program reflects our ongoing commitment to creating value for stockholders and our very positive long-term view of our business opportunities," said Charles Liang, Chairman and CEO of the Company.

Stock repurchases may be made from time to time at prevailing prices in the open market including pursuant to a Rule 10b5-1 plan. There can be no assurance of how many shares will be repurchased, and the repurchase program may be suspended for periods or discontinued at any time. The timing and amount of any shares repurchased will be determined based on an evaluation of market conditions and other factors. Share repurchases will be funded with cash on hand.

The Company had approximately 50,651,054 shares of common stock outstanding on December 31, 2020.

Conference Call and Webcast Information
Those wishing to access the live webcast may use the following link:

https://event.on24.com/wcc/r/2948024/CEA438C854C8F5B97595A20EDCBF99CB

The conference call can be accessed by registering online at:

http://www.directeventreg.com/registration/event/9126449

After registering, a confirmation will be sent through email, including dial-in details and unique conference call codes for entry. Registration is open during the live call, but to ensure connectivity for the full call, it is recommended that participants register a day in advance and dial-in for the call at least 10 minutes before the start of the call.

A replay of the webcast will be available shortly after the call on the Company’s investor relations website (https://ir.supermicro.com) and will remain accessible for one year.

Cautionary Statement Regarding Forward Looking Statements
Statements contained in this press release that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, the third quarter of fiscal year 2021 guidance, our ability to grow through the remainder of fiscal 2021 and drive further growth in fiscal 2022, and the ability to execute on our company strategy during the global COVID-19 pandemic. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated, including: (i) the global COVID-19 pandemic continues to present significant uncertainties for all parts of our business including our supply chain, our production operations and customer demand, (ii) our quarterly operating results may fluctuate, which could cause rapid declines in our stock price, (iii) as we increasingly target larger customers and larger sales opportunities, our customer base may become more concentrated, our cost of sales may increase, our margins may be lower and our sales may be less predictable, (iv) if we fail to meet publicly announced financial guidance or other expectations about our business, our stock could decline in value, (v) the average sales prices for our server solutions could decline if customers do not continue to purchase our latest generation products or additional components, and (vi) adverse economic conditions may harm our business. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings, particularly in our Annual Report on Form 10-K for our fiscal year ended June 30, 2020.

Use of Non-GAAP Financial Measures

Non-GAAP gross margin discussed in this press release adds back stock-based compensation expenses and other expenses. Non-GAAP diluted net income per common share discussed in this press release adds back stock-based compensation expenses, special performance bonuses, and other non-recurring expenses, and excludes a credit from an executive SEC settlement, which are all adjusted for the related tax effects of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. A reconciliation of gross margin to non-GAAP gross margin and from diluted net income per common share to non-GAAP diluted net income per common share is included in the tables below.

About Super Micro Computer, Inc.
Supermicro (Nasdaq:SMCI), the leading innovator in high-performance, high-efficiency server and storage technology is a premier provider of advanced server Building Block Solutions® for Enterprise Data Center, Cloud Computing, Artificial Intelligence, and Edge Computing Systems worldwide. Supermicro is committed to protecting the environment through its “We Keep IT Green®” initiative and provides customers with the most energy-efficient, environmentally-friendly solutions available on the market.

Supermicro, Server Building Block Solutions, and We Keep IT Green are trademarks and/or registered trademarks of Super Micro Computer, Inc.

All other brands, names and trademarks are the property of their respective owners.

Investor Relations Contact

James Kisner, CFA
Vice President, Investor Relations
(669) 284-1259
email: ir@supermicro.com

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
 (unaudited)

	December 31,	June 30,
	2020	2020
ASSETS
Current assets:
Cash and cash equivalents	$315,610	$210,533
Accounts receivable, net of allowances	323,021	403,745
Inventories	807,431	851,498
Prepaid expenses and other current assets	98,211	126,985
Total current assets	1,544,273	1,592,761
Investment in equity investee	3,862	2,703
Property, plant and equipment, net	255,406	233,785
Deferred income taxes, net	55,781	54,898
Other assets	34,750	34,499
Total assets	$1,894,072	$1,918,646
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$396,288	$417,673
Accrued liabilities	141,698	155,401
Income taxes payable	10,555	4,700
Short-term debt	24,921	23,704
Deferred revenue	99,509	106,157
Total current liabilities	672,971	707,635
Deferred revenue, non-current	95,396	97,612
Long-term debt, net of debt issuance costs	20,577	5,697
Other long-term liabilities	40,908	41,995
Total liabilities	829,852	852,939
Stockholders’ equity:
Common stock and additional paid-in capital	410,522	389,972
Treasury stock	—	(20,491)
Accumulated other comprehensive gain (loss)	396	(152)
Retained earnings	653,129	696,211
Total Super Micro Computer, Inc. stockholders’ equity	1,064,047	1,065,540
Noncontrolling interest	173	167
Total stockholders’ equity	1,064,220	1,065,707
Total liabilities and stockholders’ equity	$1,894,072	$1,918,646

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
 (unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
Net sales	$830,306	$870,943	$1,592,556	$1,670,747
Cost of sales	694,211	732,539	1,326,546	1,401,414
Gross profit	136,095	138,404	266,010	269,333
Operating expenses:
Research and development	52,729	55,572	107,527	105,144
Sales and marketing	20,740	21,977	41,032	42,171
General and administrative	25,261	33,040	49,640	61,338
Total operating expenses	98,730	110,589	198,199	208,653
Income from operations	37,365	27,815	67,811	60,680
Other income (expense), net	(2,539)	(416)	(3,380)	1,173
Interest expense	(569)	(560)	(1,243)	(1,112)
Income before income tax provision	34,257	26,839	63,188	60,741
Income tax provision	(5,108)	(2,113)	(8,768)	(10,681)
Share of income from equity investee, net of taxes	(1,475)	(1,020)	(145)	(9)
Net income	$27,674	$23,706	$54,275	$50,051
Net income per common share:
Basic	$0.54	$0.47	$1.05	$1.00
Diluted	$0.52	$0.46	$1.00	$0.97
Weighted-average shares used in calculation of net income per common share:
Basic	51,499	50,181	51,914	50,129
Diluted	53,584	52,009	54,005	51,758

Stock-based compensation is included in the following cost and expense categories by period (in thousands):

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
Cost of sales	$407	$384	$910	$779
Research and development	3,339	3,126	7,041	6,256
Sales and marketing	497	423	1,014	859
General and administrative	2,210	1,031	4,658	2,124
Stock-based compensation expense	$6,453	$4,964	$13,623	$10,018

SUPER MICRO COMPUTER, INC.
SELECTED CASH FLOW INFORMATION
(in thousands)
 (unaudited)

	Six Months Ended December 31,
	2020	2019
Net cash provided by operating activities	$183,802	$87,153
Net cash used in investing activities	(25,551)	(23,339)
Net cash used in financing activities	(53,697)	(2,076)
Effect of exchange rate fluctuations on cash	540	175
Net increase in cash, cash equivalents and restricted cash	105,094	61,913
Cash, cash equivalents and restricted cash at the beginning of the period	212,390	262,140
Cash, cash equivalents and restricted cash at the end of the period	$317,484	$324,053

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share amounts)
 (unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
GAAP GROSS PROFIT	$136,095	$138,404	$266,010	$269,333
Stock-based compensation	407	384	910	779
Other expenses	—	—	20	—
Non-GAAP GROSS PROFIT	$136,502	$138,788	$266,940	$270,112

GAAP GROSS MARGIN	16.4%	15.9%	16.7%	16.1%
Stock-based compensation expenses	—%	—%	0.1%	0.1%
Other expenses	—%	—%	—%	—%
Non-GAAP GROSS MARGIN	16.4%	15.9%	16.8%	16.2%

GAAP OPERATING EXPENSE	$98,730	$110,589	$198,199	$208,653
Stock-based compensation	(6,046)	(4,580)	(12,713)	(9,239)
Executive SEC settlement	—	—	2,122	—
Special performance bonuses	(2,531)	—	(2,621)	—
Other expenses	—	—	(221)	—
Controls remediation	—	(3,759)	—	(11,419)
Non-GAAP OPERATING EXPENSE	$90,153	$102,250	$184,766	$187,995

GAAP INCOME FROM OPERATIONS	$37,365	$27,815	$67,811	$60,680
Stock-based compensation	6,453	4,964	13,623	10,018
Executive SEC settlement	—	—	(2,122)	—
Special performance bonuses	2,531	—	2,621	—
Other expenses	—	—	241	—
Controls remediation	—	3,759	—	11,419
Non-GAAP INCOME FROM OPERATIONS	$46,349	$36,538	$82,174	$82,117

GAAP TAX EXPENSE	$5,108	$2,113	$8,768	$10,681
Adjustments to tax provision	1,977	2,007	3,160	5,056
Non-GAAP TAX EXPENSE	$7,085	$4,120	$11,928	$15,737

GAAP NET INCOME	$27,674	$23,706	$54,275	$50,051
Stock-based compensation	6,453	4,964	13,623	10,018
Executive SEC settlement	—	—	(2,122)	—
Special performance bonuses	2,531	—	2,621	—
Other expenses	—	—	241	—
Controls remediation	—	3,759	—	11,419
Adjustments to tax provision	(1,977)	(2,007)	(3,160)	(5,056)
Non-GAAP NET INCOME	$34,681	$30,422	$65,478	$66,432

GAAP NET INCOME PER COMMON SHARE – BASIC	$0.54	$0.47	$1.05	$1.00
Impact of Non-GAAP adjustments	0.13	0.14	0.21	0.33

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share amounts)
 (unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2020	2019	2020	2019
Non-GAAP NET INCOME PER COMMON SHARE – BASIC	$0.67	$0.61	$1.26	$1.33

GAAP NET INCOME PER COMMON SHARE – DILUTED	$0.52	$0.46	$1.00	$0.97
Impact of Non-GAAP adjustments	0.11	0.11	0.18	0.28
Non-GAAP NET INCOME PER COMMON SHARE – DILUTED	$0.63	$0.57	$1.18	$1.25

WEIGHTED-AVERAGE SHARES USED IN COMPUTING NET INCOME PER COMMON SHARE

BASIC – GAAP	51,499	50,181	51,914	50,129
BASIC - Non-GAAP	51,499	50,181	51,914	50,129

DILUTED – GAAP	53,584	52,009	54,005	51,758
DILUTED - Non-GAAP	55,133	53.572	55,508	53,350